United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2018
ISORAY, INC. (Exact name of registrant as specified in its charter)
Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On February 8, 2018, IsoRay, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of fiscal 2018 ended December 31, 2017, the text of which is attached hereto as Exhibit 99.1.

The information in this item of this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01     Other Events.

On January 31, 2018, the Company issued a press release announcing that it will be holding a teleconference to discuss its financial results for the second quarter of fiscal 2018 ended December 31, 2017, the text of which is attached hereto as Exhibit 99.2.

On February 8, 2018, the Company issued a press release announcing a published study in Cureus entitled "Resection Cavity Contraction Effects in the Use of Radioactive Sources (1-25 versus Cs-131) for Intra-Operative Brain Implants", the text of which is attached hereto as Exhibit 99.3.

Item 9.01      Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press release issued by IsoRay, Inc., dated February 8, 2018.
99.2	Press release issued by IsoRay, Inc., dated January 31, 2018.
99.3	Press release issued by IsoRay, Inc., dated February 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2018

IsoRay, Inc., a Minnesota corporation

By: /s/ Thomas C. LaVoy

       Thomas C. LaVoy, CEO